UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2022

BYRNA TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-132456	71-1050654
(Commission File Number)	(IRS Employer Identification No.)

100 Burtt Road, Suite 115
Andover, MA 01810
(Address and Zip Code of principal executive offices)

(978) 868-5011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value	BYRN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, Michael Gillespie, the Chief Operating Officer of Byrna Technologies Inc. (the “Company”), notified the Company on February 15, 2022 that he would resign as Chief Operating Officer effective as of May 31, 2022 (the “Effective Date”).

On March 3, 2022, the Company and Mr. Gillespie entered into a Separation Agreement and General Release (the "Agreement"), effective May 31, 2022 (the “Termination Date”), terminating Mr. Gillespie’s employment with the Company as of the Effective Date and providing for payments as set forth below.

Pursuant to the Agreement, (i) Mr. Gillespie will receive an amount equal to a pro-rated bonus of $121,870 together with an additional bonus of $183,331 based on value attributable to certain unvested Restricted Stock Units (“RSUs”), (ii) the Company will pay Mr. Gillespie’s COBRA costs from June 1, 2022 through December 31, 2022, and (iii) Mr. Gillespie will forfeit all rights to the RSUs. In addition, the Company will engage Mr. Gillespie as a consultant for a period of three months following the Termination Date, for which he will be paid $24,000 per month.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is filed as a part of this Report:

Exhibit No.	Description
10.1	Separation Agreement and General Release (the “Agreement”) between Byrna Technologies Inc. and Michael Gillespie
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish to the Securities and Exchange Commission a copy of such schedules and exhibits, or any section thereof, upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYRNA TECHNOLOGIES INC.

Date: March 9, 2022	By:	/s/ Bryan Ganz
Name: Bryan Ganz Title: Chief Executive Officer